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                                                                   EXHIBIT 23.10


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in this registration statement on Form S-4 of Healtheon/WebMD Corporation of our report dated August 27, 1999, relating to the financial statements of Medical Manager Health Systems, Inc. (formerly Medical Manager Corporation), which appears in the Current Report on Form 8-K of Medical Manager Corporation (formerly Synetic, Inc.).



/s/ PRICEWATERHOUSECOOPERS LLP



June 16, 2000